Exhibit 99.2
May 18, 2009

Forward Looking Statements Safe Harbor All forward-looking statements made in this presentation are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are all statements other than statements of historical facts and include beliefs, opinions, estimates, and projections about future business developments and opportunities and financial guidance, are not guarantees of future performance or events but are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied, including risks and uncertainties set forth in the Company's SEC filings, including but not limited to Form 10-K for fiscal year 2008 and subsequent filings on Form 8-K and 10-Q. Any forward-looking statements in this presentation speak only as of the date hereof, and the Company assumes no duty or obligation to update or revise any forward-looking statements. 2

Who is PowerSecure?

- Energy and Smart Grid Solutions, and Energy Services
  - Interactive Distributed Generation®
  - Utility Infrastructure
  - Energy Efficiency
  - Energy Services

- Smart Grid-Enabled Interactive Distributed Generation® Systems
  - Customer Value Proposition: Energy Efficiency and Standby Power = Strong ROI
  - Power Generation Equipment Located at Business Site
  - Smart Grid Monitoring Center: 24x7 Standby Power Monitoring, Proactive Forecasting of Electric Grid Load, and Electronic Dispatch and System Control

- Strong Financial Position and Track Record of Success
  - Revenue $121.5 Million (last 12 months ended 1Q09)
  - EBITDA(1) $13.5 Million (last 12 months ended 1Q09)
  - E.P.S. $0.45 (last 12 months ended 1Q09)
  - $23 Million of Cash and Zero Drawn on $50 Million Revolver

- Strong Market Position with Sustainable Competitive Advantages

(1) *See Non-GAAP Financial Measure Reconciliation in Appendix*

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4 Indexed Dollars Source: Energy Information Administration "Annual Energy Review," June 2008 Electricity Spend as % of 2000 Levels Billions of Dollars End-User Electricity Spend The Electric Power Industry Has Experienced Substantial Growth

5 Cumulative kW of New Generation Capacity Needed to Meet US Demand Over Time Millions of kW The Need for Additional Generation Represents Billions of Dollars in Opportunity Capacity Gap $36 Billion In Spend* * $36 Billion comes from multiplying the EIA Capacity Gap figure of 24.1 million by $1500 per kW, which is PowerSecure's estimate of the blended-average cost to install generation over this time horizon Planned Capacity Additions Source: Energy Information Administration "Annual Energy Outlook," June 2008

Utilities' Internal Resources Focused on Large Capital Investment Projects Look to Capture Economies of Scale Supply Constraints on Engineering & Construction Expertise Lead Time of 5-10 Years or More to Construct a New Plant Fluid Regulatory Situation Over Last Several Decades Has Added Uncertainty & Lag to Infrastructure Investment Increasing Environmental Constraints "Not-in-My-Backyard" Sentiment PowerSecure Partners with Utilities and their Customers to Help Solve these Issues Interactive Distributed Generation(r) and Utility Infrastructure Capabilities Provide Utilities and their Customers with Practical, Reliable Power Solutions Energy Efficiency Capabilities Provide Utilities and their Customers with Efficiency Technologies 6 Utilities Need Partners to Help with Strained Grids and Aging Infrastructure

7 Prevent Business Interruptions Prevent Spoilage or Process Waste Capture Peak Shaving Efficiencies Reduce Power Distribution Costs Reduce Infrastructure Spending Electric Utilities Industrial Customers Commercial Customers IDG(r): A Strong Value Proposition

Determinants of "Peak Pricing" Geography Weather Time of Day Utility Capacity Utility Fuel Inputs Utility Customer Mix 8 Spot Electricity Pricing Wholesale Price per kWh % of Time Price Level Exists Source: SP 15 California Price for Day Ahead Power, January 2001 through March 2008 as reported by www.EconStats.com Electricity Prices Increase Exponentially During Periods of Peak Demand

9 Source: PowerSecure Operating Data Customer Runs IDG(r) System Utility Load (kW ) Time of Day Electricity Demand for a Typical Winter Day Interactive Distributed Generation(r) (IDG(r)) Creates Savings By Moving Customers to On-Site Generators During Peak Demand 6,000 6,500 7,000 7,500 8,000 8,500 9,000 9,500 10,000 10,500

10 Smart Grid Capabilities and Market-Leading Technology Proactive Forecasting of Grid Load from Monitoring Center Peak Shaving/Demand Response Electronically Initiated and Controlled Across IDG(r) Platform Customized, Seamless "Paralleling" Switchgear Track Record of Execution, Dependability, & Expertise Expert in Utility Tariff Systems Expert in Utility Interconnect Requirements One-Stop Turnkey Solutions for Our Customers Smartly Engineered Solutions Generator and Switchgear Installation 24x7 Monitoring PowerSecure's Competitive Advantages Make Us Uniquely Positioned to Seize This Opportunity

11 Recurring Revenue Model PowerSecure Owns Generation PowerSecure Monitoring Revenue We Provide a Flexible Go-to-Market Model to Meet Customers' Economic Needs Project-Based Model Customer Owns Generation PowerSecure Recurring Revenue PowerSecure Revenue Cost of Sales Gross Margin PowerSecure Capital Cost of Sales Operating Margin

12 Interactive Distributed Generation(r) Core Competencies & Relationships IDG(r): Project- Based IDG(r): Recurring Revenue NexGear(r) We Have a Built a Portfolio of Complementary Businesses PowerPackages Energy Efficiency Utility Infrastructure Energy Services

13 Revenue From Customers Other Than Publix Millions of Dollars And We are Successfully Diversifying Our Customer Base Source: PowerSecure Financial Data Percent of Total Revenue

14 Value Proposition: EfficientLights delivers 1) the best quality of light in the marketplace with, 2) with the strongest return on investment due to its superior energy efficiency. 4Q07 - Identified the technology and made investment -- "Ground Zero" 1Q08 - Secured 3 pilots with major grocery stores, started selling to OEMs -- Delivered $400,000 of revenue 2Q08 - Pilots grow to 5 major retail chains -- Delivered another $400,000 of revenue 3-4Q08 - Pilots grow to 10 major retail chains, and turned into regular buying -- Delivered $900K of revenue in each of 2Q and 3Q08 1Q09 - Delivered $2 million of revenue 2Q09 - Announced $6 million of new orders! Diversification Example: EfficientLights A Clean, Green Lighting Solution for Refrigerated Cases

Note: EPS is from continuing operations. 2007 EPS excludes a $14.1 Million 2Q07 Restructuring Charge. See Non-GAAP Financial Measure Discussion in Appendix. 15 Revenue E.P.S. Millions of Dollars Earnings per Share 5 Year CAGR = +36% 5 Year CAGR = +74% A Track Record of Profitable Growth and Strong Execution "As Reported" (0.06)

16 Our Strong Balance Sheet Positions Us Well for the Future Cash Debt Untapped Revolving Credit Facility EBITDA(1) (Trailing 12 Months) $23 million $6 million of capital leases $50 million $13.5 million See Non-GAAP Financial Measure Reconciliation in Appendix 1Q09 Ending Balance

NSADAQ: POWR (919) 556 3056 www.PowerSecure.com 17 Questions?

Appendix (Non-GAAP Measures) 18

Non-GAAP Reconciliation: Income and E.P.S. 19

Non-GAAP Reconciliation: EBITDA 20 Last 12 Months ($ in 000's) Ended 1Q09 Net Income -- As Reported 7,646 Depreciation & Amortization 2,116 Income Taxes Net of Tax Credits 536 Interest Expense 411 Interest Income (316) Less Equity Income net of Equity Distributions 738 Loss on Discontinued Ops, Disposal of PP&E, Stock Comp Exp 2,386 EBITDA 13,516

References by the Company to "Adjusted E.P.S.", and the other "Adjusted" non-GAAP measures of income or loss from continuing operations, net income, diluted E.P.S. from continuing operations, and diluted E.P.S. in this presentation constitute non-GAAP financial measures. They refer to the Company's GAAP income or loss from continuing operations, net income, diluted E.P.S. from continuing operations, and diluted E.P.S., excluding the following items $14.1 million restructuring costs incurred in the Company's second quarter of fiscal 2007. The Company believes providing non-GAAP measures which adjust for this item, which are not indicative of the results of the Company's operations, are useful tools permitting management and the board of directors to measure, monitor and evaluate the Company's operating performance and to make operating decisions. Non-GAAP Adjusted E.P.S. and the other "Adjusted" non-GAAP measures of income or loss from continuing operations, net income, diluted E.P.S. from continuing operations, and diluted E.P.S. shown above are also used by management to assist it in planning and forecasting future operations and making future operating decisions. The Company also believes these non-GAAP measures provide meaningful information to investors in terms of enhancing their understanding of the Company's core operating performance and results and allowing investors to more easily compare the Company's financial performance on an operating basis in different fiscal periods, and also correspond more closely to investors and analyst's estimates. However, these non-GAAP measures may not be directly comparable to similarly defined measures as reported by other companies. "Adjusted E.P.S.", and the other "Adjusted" non- GAAP measures of income or loss from continuing operations, net income, diluted E.P.S. from continuing operations, and diluted E.P.S. should be considered only as supplements to, and not as substitutes for or in isolation from, other measures of financial information prepared in accordance with GAAP, such as GAAP net income, GAAP net income per share, GAAP income from continuing operations, or GAAP income from continuing operations per share. References by the Company to trailing 12-month EBITDA is a non-GAAP financial measure computed as income before interest and finance charges, income taxes (net of tax credits), depreciation and amortization, equity income from minority interest (net of distributions), interest income, loss on discontinued operations, loss on disposal of PP&E, and stock compensation expense. Management believes that this EBITDA measure offers a useful tool to measure and monitor the Company's operating performance, and that this is enhanced by eliminating the 2Q07 restructuring charge which is not indicative of the results of the Company's core operations. Management believes that this measure provides meaningful information to investors by enhancing their understanding of the Company's core operating performance and results, and it is also utilized by the Company's lenders in their assessment of the Company's performance and covenant compliance. EBITDA is also used by management to assist in planning and forecasting future operations. However, EBITDA as defined by the Company may not be directly comparable to similarly defined measures as reported by other companies. This non-GAAP measures should only be considered as supplements to, and not as substitutes for or in isolation from, other measures of financial information 21 Non GAAP Measures